As filed with the Securities and Exchange Commission on July 27, 2006.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 26, 2006

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

704.386.8486

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Section 5 - Corporate Governance and Management

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On July 26, 2006, the board of directors (the “Board”) of Bank of America Corporation (the “Corporation”), upon the recommendation of the Corporate Governance Committee of the Board, approved amendments to the Corporation’s Code of Ethics that will be effective on January 1, 2007. The amendments included the following: (1) the addition of policies with respect to trading in securities or financial instruments and misuse of material nonpublic information (which are currently contained in the Corporation’s General Policy on Insider Trading); and (2) the addition of a prohibition on the solicitation of other directors, officers or employees for political contributions, other than legally permitted solicitations for Corporation-sponsored political action committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Kenneth L. Wagner
Kenneth L. Wagner Associate General Counsel

Dated: July 27, 2006